                                                                   Exhibit 10.37
                                                                   -------------
SECTION 0:  SIGNATURE PAGE
            --------------

         THIS CARRIER AGREEMENT ("Agreement") is made and entered into by and between AT&T Corp., a corporation organized and existing under the laws of the State of New York and having an office at 295 North Maple Avenue, Basking Ridge, New Jersey 07920 ("AT&T") and Boston Communications Group Inc., having an office at 100 Sylvan Rd., Woburn, MA 01801 ("Customer"). The terms and conditions herein constitute an offer by Customer as of the date of Customer's signature below which may be accepted only by AT&T's signature below. This Agreement shall become effective when signed by both parties.

   AT&T and Customer, acting through their duly authorized representatives, hereby agree to the terms set forth in Sections 1 through 6 of this Agreement as attached hereto.



CUSTOMER                                AT&T CORP.

By                                      By
   ------------------------------          ----------------------------

   Robert J. Sullivan                       David Karlin
---------------------------------       -------------------------------
Printed or Typed Name                   Printer or Typed Name

   Vice President                           Senior Sales Manager
---------------------------------       -------------------------------
Title                                   Title

   7/10/97                                  7/14/97
---------------------------------       -------------------------------
Date                                    Date

                                       3

                         CONFIDENTIAL AND PROPRIETARY
                                    between
                                 AT&T and BCGI

-------------------                                                -------------
Customer's Initials                                                AT&T Initials

SECTION 1:  GENERAL TERMS AND CONDITIONS
            ----------------------------

1.A.  Assignment.  Customer may not assign this Agreement in whole or in part
      -----------
      without the prior written consent of AT&T, which shall not be unreasonably withheld. AT&T may, in its discretion, condition its consent to such assignment upon the posting of an appropriate deposit by the assignee pursuant to Paragraph 4.D. of this Agreement. AT&T reserves the right to deny or revoke its consent to such assignment at any time if the assignee proves unwilling or unable to meet the eligibility requirements of this Agreement, in which event the Customer shall remain or again become responsible for performance of all terms of this Agreement. This provision shall not affect the Customer's right to resell Service. Further, any resale or assignment shall not release the original Customer from its obligations under this Agreement.

1.B.  Combination with Other Services or Offers. This AT&T Carrier Agreement
      ------------------------------------------
      may not be used in conjunction with any other AT&T Carrier Agreement, AT&T Contract Tariff, or promotions for any AT&T Services.

1.C.  Independent Parties.  The relationship established by this Agreement shall
      --------------------
      in no way constitute AT&T (or its agents or employees) as a partner, agent or fiduciary of Customer. The relationship established by this Agreement shall in no way constitute the Customer (or their agents or employees) as a partner, agent or fiduciary of AT&T. The provision of Service described in this Agreement does not establish any joint undertaking, joint venture, or fiduciary relationship between AT&T and Customer.

1.D.  Acknowledgment of Right to Compete.  Customer acknowledges and understands
      -----------------------------------
      that it remains at all times solely responsible for the success and profits of its business, and that AT&T makes no promises, warranties or representations regarding the Customer's business success or prospects of business success in connection with the provision of service pursuant to this Agreement, Customer acknowledges and understands that AT&T will continue to market AT&T services directly to the public and that such marketing may from time to time bring AT&T into direct or indirect competition with Customer, and that AT&T may also market its services to competitors of Customer. Customer acknowledges and understands that nothing in this Agreement diminishes or restricts in any way the fights of AT&T to engage in competition with Customer or to market its services to competitors of Customer.

1.E.  Use of Proprietary Information.  In the event that either Customer or
      -------------------------------
      AT&T, in the course of performance of their obligations to each other under this Agreement, obtains or receives proprietary information from the other, it agrees to use such information only for the purpose of complying with its obligations under this Agreement and not to use such information for its own marketing purposes, Customer acknowledges that AT&T may use for its own marketing purposes any and all information that it obtains from sources other

                                       4

                         CONFIDENTIAL AND PROPRIETARY
                                    between
                                 AT&T and BCGI

-------------------                                                -------------
Customer's Initials                                                AT&T Initials
      than Customer, including but not limited to information that AT&T may have regarding Customer's End-Users as a result of the past or present sale or provision by AT&T of telecommunications services or equipment to said End-Users.

1.F.  Force Majeure.  Neither party nor its affiliates, subsidiaries,
      --------------
      subcontractors, or parent corporation shall be liable in any way for delay, failure in performance, loss or damage due to any of the following: fire, strike, embargo, explosion, power blackout, earthquake, volcanic action, flood, war, water, the elements, labor disputes, civil or military authority, acts of God, acts of the public enemy, inability to secure raw materials, inability to secure products, acts or omissions of carriers, or other causes beyond its reasonable control, whether or not similar to the foregoing.

1.G.  Severability.  If any portion of this Agreement shall be found to be
      -------------
      invalid or unenforceable, such portion shall be void and of no effect, but the remainder of the Agreement shall continue in full force and effect unless the Agreement fails of its essential purpose without the voided portion.

1.H.  Notices.  All notices, identifications, formal requests or other formal
      --------
      communications required or desired to be given in connection with this Agreement, shall be in writing and shall be effective when delivered in person, mailed by registered or certified post or sent by Telex or facsimile ("FAX") to the recipient party, unless the parties otherwise agree in writing. Notice shall be addressed to the following:

      If to AT&T:      Senior Sales Manager
                       AT&T Corner Solutions
                       4513 Western Avenue, Room 121
                       Lisle, IL  60532

      If to Customer:  100 Sylvan Road
                       Woburn, MA  01801

                                       5

                         CONFIDENTIAL AND PROPRIETARY
                                    between
                                 AT&T and BCGI

-------------------                                                -------------
Customer's Initials                                                AT&T Initials

1.I.  Modification And Waiver.  This Agreement may be modified only by a writing
      -----------------------
      signed by both parties. The failure of a party to enforce any right under this Agreement at any particular point in time shall not constitute a continuing waiver of any such right with respect to the remaining term of this Agreement, or the waiver of any other right under this Agreement.

1.J.  Compliance with Laws.  Each party is responsible for its own compliance
      --------------------
      with all laws and regulations affecting its business, including but not limited to the collection and remittance of all taxes and other levies imposed by law.

1.K.  Choice of Law.  The domestic law of the State of New York, except its
      -------------
      conflict-of-laws rules, shall govern the construction, interpretation, and performance of this Agreement.

1.L.  Confidentiality.  The Terms, conditions, and rates contained in this
      ----------------
      Agreement are confidential, and shall remain so unless and until it shall be determined by AT&T that the Communications Act of 1934 (or any subsequent legislation) and the regulations promulgated thereunder require the filing of this Agreement with the Federal Communications Commission ("Commission"), or unless the Commission orders the filing of this Agreement pursuant to authority granted to the Commission by law or regulation. In such event, AT&T shall file the Agreement within thirty days of its execution, or upon such determination that filing is required, or upon being ordered by the Commission to do so (whichever is later), provided, that AT&T nonetheless shall keep the identity of Customer confidential unless required by law, regulation or the Commission to disclose such identity. Absent such a filing requirement, neither party shall disclose the terms or conditions of this Agreement to any third party, nor issue any public statements relating to this Agreement without the written consent of the other party, unless such disclosure or statement is reasonably believed by the party to be compelled by governmental authority. A disclosing party shall furnish reasonable prior notice to the other party before making the statement or disclosure unless prohibited by law from doing so.

1.M.  Dispute Resolution.  If a dispute arises out of or relates to this
      -------------------
      Agreement, or its breach, the parties agree to submit the dispute to a sole mediator selected by the parties or, at any time at the option of a party, to mediation by the American Arbitration Association ("AAA"), to be held in Morristown, New Jersey, If not resolved by mediation, it shall be referred to a sole arbitrator selected by the parties within thirty (30) days of the mediation or, in the absence of such selection, to AAA arbitration which shall be governed by the United States Arbitration Act and judgment on the award may be entered in any court having jurisdiction. The arbitrator may not limit, expand or otherwise modify the terms of this Agreement. The parties, their representatives, other participants and the mediator and arbitrator shall hold the existence, content and results of mediation and arbitration in confidence.

                                       6

                         CONFIDENTIAL AND PROPRIETARY
                                    between
                                 AT&T and BCGI

-------------------                                                -------------
Customer's Initials                                                AT&T Initials

1.N.  Trade Names, Trademarks, Service Marks and Registered Marks   Neither
      -----------------------------------------------------------
      Customer nor AT&T shall use the other's trade names, trademarks or service marks ("Marks") without the prior written approval of the other party. Neither shall display or use the other's Marks, nor pen-nit the same to be displayed or used by third parties. Nothing in this Agreement creates in a party rights in the Marks of the other.

1.O.  Entire Agreement.  This Agreement constitutes the entire agreement of the
      -----------------
      parties with respect to the subject matter hereof and supersedes all prior written or oral agreements, proposals or understandings.

1.P.  Definitions. As used in this Agreement, the definitions set forth in AT&T
      -------------
      Tariff F.C.C. Nos. 1, 2, 9 and 11 shall apply except to the extent that they are modified or supplemented as follows:

      1.P.1.  End-Users:  Those persons or entities to which Customer provides
              ---------
      service as a telecommunications common carrier utilizing the service provided to Customer by AT&T pursuant to this Agreement,

      1.P.2.  Dispute:  Any controversy or claim between the parties under this
              -------
      Agreement or which relates directly or indirectly to this Agreement or the services provided hereunder, whether based on contract, product liability, statute, tort (including negligence or strict liability) or other legal or equitable theory, whenever brought, between the parties or any of their employees or agents.

      1.P.3.  CISD:  The date for commencement of installation of Service
              ----
      established pursuant to Paragraph 3.B. of this Agreement.

      1.P.4.  Customer Premises:  An IXC Switch location as specified in Section
              -----------------
      6.C.1. of this Carrier Agreement.

      1.P.5. Tariffs: As used in this Agreement, the term "tariffs" "Applicable
             -------
      Tariffs," or any variation thereof shall mean AT&T Tariff F.C.C. Nos. 1, 2, 9, and 14, in effect on the effective date of this Agreement and any subsequent revisions to such AT&T tariff services provided pursuant to this Agreement.

                                       7

                         CONFIDENTIAL AND PROPRIETARY
                                    between
                                 AT&T and BCGI

-------------------                                                -------------
Customer's Initials                                                AT&T Initials

SECTION 2:  REQUIREMENTS AND CERTIFICATION OF ELIGIBILITY
            ---------------------------------------------


2.A.    Eligibility.  The rates, terms and conditions herein are expressly
        -----------
        conditioned upon the Customer's meeting the following eligibility requirements. Customer is an interexchange telecommunications common carrier which certifies as follows:

2.A.1. Customer has obtained the required operating authority in all states in which it conducts business, as well as all authority required by the FCC for resale of telecommunications services, including but not limited to authority required pursuant to Section 214 of the Communications Act of 1934, 47 U.S.C. (S)214.

2.A.2. Customer complies and will continue to comply at all times with all federal and state laws and regulations applicable to the sale and provision of service to its customers, including but not limited to those laws and regulations applicable to the authorization and proof of authorization necessary to convert an End-Users former service to Customer's service as the End-User's Primary Interexchange Carrier.

2.A.3. Customer has and uses its own carrier identification code ("CIC") in connection with the origination of all traffic routed via Service provided under this Agreement. Customer is solely responsible for installation of its CIC in all access provider end offices (including Local Exchange Carrier end offices), and for the payment of all charges associated therewith, including but not limited to charges for transmission of Customer's CIC to AT&T.

2.A.4. Customer has had a consistent on-time payment record with respect to all telecommunications service to which it has subscribed with AT&T and all other telecommunications common carriers for at least 24 consecutive months prior to the execution of this Agreement. This requirement includes affiliates, parents, subsidiaries, predecessors and successors of Customer and any entity owned 20% or more by any person or entity which also has an ownership interest of 20% or more in Customer on the Effective Date.

2.A.5. Customer will utilize the Service offered hereunder only for lawful purposes, including but not limited to resale of the Service or components thereof. In the event that Customer resells the Service provided hereunder, it will do so only under its own names, tradenames, logos, trademarks or servicemarks. Customer will not publish or use any advertising, sales promotions, press releases, or other publicity matters which use AT&T's corporate or trade names, logos, trademarks, service marks, trade dress, or other symbols that serve to identify and distinguish AT&T from its competitors (or which use confusingly similar corporate or trade names, logos, trademarks, service marks, trade dress or other symbols), and will not conduct business under AT&T's

                                       8

                         CONFIDENTIAL AND PROPRIETARY
                                    between
                                 AT&T and BCGI

-------------------                                                -------------
Customer's Initials                                                AT&T Initials
        corporate or trade names, logos, trademarks, service marks, trade dress, or other symbols that serve to identify and AT&T from its competitors (or under any confusingly similar corporate or trade names, logos, trademarks, service marks, trade dress or other symbols). Customer (including its agents, representatives and independent contractors) will not indicate or imply to any person or entity that it is AT&T which is selling or providing service to Customer's end-users, or that it is affiliated or authorized by AT&T to sell or provide such service to them or that it is selling or providing such service to them jointly or in collaboration or partnership with AT&T, or as the agent of AT&T.

2.A.6. Customer has had no complaints or proceedings brought against it, within two months prior to its execution of this Agreement, by the FCC, by any state public utilities commission, by any state Attorney General, or by any other federal or state authority charging Customer with misrepresenting its affiliation or relationship to AT&T or to any other carrier whose service it has resold, and no such complaints or proceedings are pending as of Customer's execution of this Agreement.

2.B.    Termination for Lack of Eligibility.  If at any time during the term of
        -----------------------------------
        this Agreement Customer fails to comply with any requirement for eligibility contained in Paragraphs 2.A.1 through 2.A.6., above, such failure shall constitute a material breach of this Agreement which shall entitle AT&T to terminate this Agreement and the Service provided hereunder on thirty (30) days written notice. Customer shall have the opportunity to cure such failure during the thirty (30) day period following such notice, and, if such cure is demonstrated to the satisfaction of AT&T, no termination pursuant to this Paragraph shall occur. In the event of such termination, Customer shall indemnify, defend and hold harmless AT&T from any and all complaints, causes or action or other claims brought against AT&T by any of Customer's End-Users due to said termination.

2.C.    Default.  If at any time during the term of this Agreement either party
        -------
        shall commit an act of bankruptcy within the meaning of the United States Federal Bankruptcy Act, or bankruptcy, receivership, insolvency, reorganization, dissolution, liquidation, or other proceedings shall be instituted by or against either party or all or any substantial part of its property under an applicable law of the United States or any state thereof, and such proceeding shall not be dismissed within ninety (90) calendar days, the non-defaulting party shall have the right to terminate this Agreement.

                                       9

                         CONFIDENTIAL AND PROPRIETARY
                                    between
                                 AT&T and BCGI

-------------------                                                -------------
Customer's Initials                                                AT&T Initials

SECTION 3:  RESPONSIBILITIES OF AT&T
            ------------------------

3.A.  Provision of Service.  Subject to its Correspondent Agreements and
      --------------------
      regulation by Federal and state authorities, AT&T shall provide Service in accordance with its standard practices and procedures for the operation of its network. Service shall be available 24 hours per day, seven days per week. AT&T is responsible for the provision of Service from station to station, but is not responsible for the quality of transmission or signaling on the Customer's side of the interface at a Customer's premises. Service is furnished subject to the availability of the service components required. AT&T will determine which of those components shall be used and make modifications to those components at its option.

3.B.  Installation.  Upon execution of this Agreement AT&T shall establish a due
      ------------
      date for commencement of installation of Service and confirm said date with the Customer (CISD). A Customer may delay said due date for commencement of installation when the Customer's written request for said delay is received by AT&T at least five (5) business days prior to said due date, provided that the delay of said due date shall not exceed 30 cumulative calendar days. AT&T will make every reasonable effort to commence installation of Service by the due date, but Customer acknowledges that in some cases a delay in commencement of installation may be unavoidable. If commencement of installation is delayed for more than 45 days beyond the due date, and such delay is not requested or caused in whole or in part by the Customer, the Customer may cancel its order for Service pursuant to this Agreement and shall not thereby be considered to have breached this Agreement; such cancellation shall he Customer's sole remedy for such delay.

3.C.  Maintenance.  AT&T shall maintain Service in conformity with its standard
      -----------
      network operating procedures.

3.D.  Limitation of Liability.  AT&T (INCLUDING ITS SUBSIDIARIES, AFFILIATES,
      -----------------------
      PREDECESSORS, SUCCESSORS AND ASSIGNS) MAKES NO WARRANTIES, EXPRESS OR IMPLIED, AND SPECIFICALLY DISCLAIMS ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO SERVICES OR PRODUCTS PROVIDED PURSUANT TO THIS AGREEMENT. AT&T'S LIABILITY FOR SERVICE INTERRUPTIONS FOR ANY SERVICE PROVIDED PURSUANT TO THIS AGREEMENT SHALL NOT EXCEED AN AMOUNT EQUAL TO A PRO-RATED PORTION OF THE RECURRING CHARGES PROVIDED FOR UNDER THIS AGREEMENT FOR THE SERVICE AFFECTED FOR THE PERIOD(S) DURING WHICH SAID SERVICE WAS AFFECTED. THIS LIMITATION OF LIABILITY SHALL APPLY REGARDLESS OF THE FORM OF ACTION, WHETHER IN CONTRACT, TORT, WARRANTY, STRICT LIABILITY, OR NEGLIGENCE (INCLUDING WITHOUT LIMITATION

                                      10

                         CONFIDENTIAL AND PROPRIETARY
                                    between
                                 AT&T and BCGI

-------------------                                                -------------
Customer's Initials                                                AT&T Initials

      ACTIVE AND PASSIVE NEGLIGENCE). IN NO EVENT SHALL AT&T BE LIABLE FOR CONSEQUENTIAL, SPECIAL OR INDIRECT DAMAGES OR LOST PROFITS SUSTAINED BY REASON OF ITS PERFORMANCE OF THIS AGREEMENT, OR FOR ANY FAILURE, BREAKDOWN, OR INTERRUPTION OF SERVICE, WHATEVER SHALL BE THE CAUSE, OR HOWEVER LONG IT SHALL LAST, AND REGARDLESS OF WHETHER ANYONE HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. AT&T SHALL HAVE NO LIABILITY FOR DAMAGES CAUSED (1) BY CUSTOMER'S FAILURE TO PERFORM ITS RESPONSIBILITIES UNDER THIS AGREEMENT, OR (2) BY THE ACTS OF THIRD PARTIES (INCLUDING WITHOUT LIMITATION CUSTOMER'S USERS OR END USERS). AT&T DOES NOT GUARANTEE OR MAKE ANY WARRANTY WITH RESPECT TO THE SERVICE PROVIDED PURSUANT TO THIS AGREEMENT WHEN USED IN AN EXPLOSIVE ATMOSPHERE. THIS AGREEMENT DOES NOT CREATE ANY CLAIM OR RIGHT OF ACTION, NOR IS IT INTENDED TO CONFER ANY BENEFIT ON ANY THIRD PARTY, INCLUDING BUT NOT LIMITED TO ANY USER OR END-USER OF CUSTOMER. THE LIMITATIONS OF LIABILITY SET FORTH IN THIS AGREEMENT SHALL SURVIVE FAILURE OF AN EXCLUSIVE REMEDY.

3.F.  Service, Channels or Equipment of Others.  AT&T is not liable for damages
      ----------------------------------------
      associated with service, channels, or equipment that it does not furnish. AT&T does not provide Customer equipment.

3.G.  No Patent or Software License.  No license under patents or software
      -----------------------------
      copyrights (other than the limited license to use) is granted by AT&T or shall be implied or arise by estoppel, with respect to Service offered under this Agreement.

                                      11

                         CONFIDENTIAL AND PROPRIETARY
                                    between
                                 AT&T and BCGI

-------------------                                                -------------
Customer's Initials                                                AT&T Initials

SECTION 4:  RESPONSIBILITIES OF CUSTOMER
            ----------------------------

4.A.  Placement of Orders and Compliance with Regulations.  Customer is
      ----------------------------------------------------
      responsible for placing any necessary orders and for assuring that it, its Users and its End-Users comply with the provisions of this Agreement and with all applicable federal and state laws and regulations.

4.B.  Billing; Responsibility for Payment.  Customer is liable for all amounts
      ------------------------------------
      due to AT&T hereunder, subject to the following. AT&T will provide to Customer a single monthly bill for each of the Services provided under this Agreement, or at AT&T's option a single monthly bill for all of the Services provided under this Agreement. Said bill or bills will be sent to one Customer location designated by the Customer. Payment of charges is due upon presentation of a bill unless a different due date appears on the face of the bill, in which case payment shall be due on said date. Customer shall be solely responsible for rendering of bills to and collection of charges from its end-users. Failure of Customer to bill and collect charges from its end-users shall not excuse in whole or in part Customer's responsibilities to AT&T under this Agreement, including but not limited to the responsibility to render to AT&T timely payment of charges. Customer shall reimburse AT&T for reasonable attorneys fees and any other costs associated with collecting delinquent payments from Customer. At AT&T's option, interest charges may be added to any undisputed adjudged past due amounts at the rate of one and one-half percent (1 1/2%) per month, unless such interest rate exceeds the maximum allowed by applicable law, in which case interest shall be at the maximum lawful rate.

4.C.  Interfacing and Communicating with End-Users.  Interfacing and
      ---------------------------------------------
      communicating with End-Users shall be the sole responsibility of Customer with respect to any use that Customer may make of the service provided pursuant to this Agreement to in turn provide service to other persons or entities. Such interfacing and communicating shall include without rotation installation of service, termination of service, placing of orders, billing and billing inquiries, reporting of service outages and problems, collection of charges and handling and resolution of all disputes.

4.D.  Deposits.  AT&T may require the Customer, prior to or during the provision
      --------
      of service pursuant to this Agreement, to tender a deposit in an amount to be determined by AT&T in its reasonable discretion to be held by AT&T as a guarantee for the payment of charges (including but not limited to shortfall charges attributable to Customer's failure to comply with any revenue or volume commitment or any monitoring condition in this Agreement). To determine the financial responsibility of Customer and/or the specific amount of any deposit required, AT&T may rely upon commercially reasonable factors to assess and manage the risk of non-payment, including but not limited to payment history for telecommunications service (including such service purchased from AT&T), number of years in business, bankruptcy or insolvency history, current AT&T account treatment

                                      12

                         CONFIDENTIAL AND PROPRIETARY
                                    between
                                 AT&T and BCGI

-------------------                                                -------------
Customer's Initials                                                AT&T Initials
      status, financial statement analysis, and commercial credit bureau rating. It shall be Customer's responsibility to provide to AT&T upon request such information as is necessary for AT&T to determine the financial responsibility of Customer, including but not limited to Customer's tax returns, audited or unaudited financial statements and loan applications. A deposit does not relieve Customer of the responsibility for the prompt payment of bills on presentation or the due date appearing on the face of the bills. In lieu of a cash deposit, AT&T will accept Bank Letters of Credit and Surety Bonds which have been approved by AT&T. Interest will be paid to a Customer for the period that a cash deposit is held by AT&T. The interest rate used will be simple interest at the rate of six percent annually unless a different rate has been established by the appropriate legal authority in the state where the Service offering is located. The failure of Customer to post a deposit as required by AT&T pursuant to this paragraph shall constitute a material breach of this Agreement by Customer which shall entitle AT&T to terminate this Agreement and the service provided hereunder upon five (5) days written notice to Customer. When the service for which the deposit has been required is discontinued, the deposit will be applied to the final bill and any credit balance will be refunded to the Customer with applicable interest accrued.

4.E.  Customer's Use of Service.  Customer may use the services provided
      --------------------------
      pursuant to this Agreement for any lawful purpose consistent with the transmission and switching parameters of the telecommunications network, and may resell its use (or the use of any part thereof) to a third party in the normal course of the Customer's business, subject to the following-.

      4.E.1.  Abuse - The abuse of Service is prohibited.  The Following
              -----
      activities constitute abuse:

      4.E.1.A. Using Service to make calls that might reasonably be expected to frighten, abuse, torment, or harass another, or

      4.E.1.B. Using Service in such a way that it interferes unreasonably with the use of Service or AT&T's network by others.

      In any instance in which AT&T believes in good faith that there is abuse of Service as set forth above, AT&T may, upon 5 days prior written notice to the Customer, and without liability on the part of AT&T, restrict, suspend or discontinue providing Service, unless Customer cures such abuse to AT&T's reasonable satisfaction within such period.

      4.E.2.  Fraudulent Use.  The fraudulent use of, or the intended or
              --------------
      attempted fraudulent use of, Service is prohibited. The following activities constitute fraudulent use:

                                      13

                         CONFIDENTIAL AND PROPRIETARY
                                    between
                                 AT&T and BCGI

-------------------                                                -------------
Customer's Initials                                                AT&T Initials

           4.E.2.A. Using Service to transmit any message or code, locate a person, or otherwise give or obtain information, without payment for Service, or

           4.E.2.B. Using or attempting to use Service with the intent to avoid the payment, either in whole or in part, of any charges by any means or device, or

           4.E.2.C. Using Service to carry calls that originate on the network of a facilities-based interexchange carrier other than AT&T and terminate disproportionately to locations for which the cost to AT&T of terminating switched access is above the average cost of terminating switched access, based on the published access tariffs of local exchange companies.

           In any instance in which AT&T believes in good faith that there is fraudulent use of Service as set forth above, AT&T may, immediately and upon written notice to the Customer, and without liability on the part of AT&T, restrict, suspend or discontinue providing Service.

      4.E.3.  Interference, Impairment or Improper Use.  Customer may not use
              ----------------------------------------
      Service in any manner that subjects AT&T personnel or non-AT&T personnel to hazardous conditions or results in immediate harm to the AT&T network or other AT&T services. In any instance in which AT&T believes in good faith that Service is being used in such manner, AT&T may immediately restrict Service on a temporary basis. In such cases, AT&T will make a reasonable effort to give the Customer prior notice. In the event that Customer does not provide to AT&T within five (5) business days of the temporary restriction of service acceptable proof that said use has ceased and that appropriate measures have been taken to prevent its recurrence, AT&T may immediately and without further notice terminate service.

4.F.  Access to Customer's Premises.  The Customer is responsible for arranging
      -----------------------------
      premises access at any reasonable time so that AT&T personnel may install, repair, maintain, inspect or remove Service components. Premises access must be made available at a time mutually agreeable to the Customer and AT&T.

4.G.  Loss.  The Customer is liable to AT&T for the replacement cost of AT&T-
      ----
      provided equipment installed at the Customer's premises in the event of loss of said equipment for any reason, including but not limited to theft.

4.H.  Duty to Indemnify and Defend.  Customer shall indemnify, defend, and hold
      ----------------------------
      harmless AT&T and its directors, officers, employees, agents, parent, subsidiaries, successors, and assigns from all claims, damages and expenses (including reasonable attorneys' fees) arising out of or resulting from, in whole or in part, the acts or omissions of Customer or its End-Users, their employees, agents or contractors affiliated companies and their employees, agents or contractors, including but not limited to claims for libel, slander,

                                      14

                         CONFIDENTIAL AND PROPRIETARY
                                    between
                                 AT&T and BCGI

-------------------                                                -------------
Customer's Initials                                                AT&T Initials
     invasion of privacy, or infringement of copyright arising from any communication and claims for patent infringement arising from combining or using services or equipment furnished by AT&T in connection with services or equipment furnished by others. Customer shall also indemnify, defend and hold AT&T harmless for all causes of action, claims, liabilities or expenses asserted or incurred by any of Customer's Users or End-Users arising out of any failure, breakdown, or interruption of service provided to Customer by AT&T or to End-Users by Customer. Customer shall indemnify, defend and hold AT&T harmless for all causes of action, claims, liabilities or expenses asserted or incurred by Customer's End-Users due to Customer's marketing efforts, including but not limited to Customer's violation of laws and regulations applicable to the authorization and proof of authorization necessary to convert an End-User's former service to Customer's service as the End-User's Primary Interexchange Carrier, AT&T shall be indemnified, defended, and held harmless by the Customer, Users and End-Users against all claims, losses, or damages by any person relating to such Service when used in an explosive atmosphere.

                                      15

                         CONFIDENTIAL AND PROPRIETARY
                                    between
                                 AT&T and BCGI

-------------------                                                -------------
Customer's Initials                                                AT&T Initials

SECTION 5:  SERVICES AND SERVICE DESCRIPTIONS
            ---------------------------------

5.A.  Domestic Interstate and International Services.  The following domestic
      -----------------------------------------------
      interstate and international services are provided pursuant to this
      Agreement:

      5.A.1. AT&T MEGACOM(reg) Service - Domestic and International Calling Capability as described and defined in AT&T Tariff F.C.C. No. 1, as amended from time to time.

      5.A.2. AT&T MEGACOM(reg) 800 Service (Domestic) as described and defined in AT&T Tariff F.C.C- No. 2, as amended from time to time.

      5.A.3. AT&T ACCUNET(reg) T1.5 Access Connections as described and defined in AT&T Tariff F.C.C. No. 9, as amended from time to time.

      5.A.4. AT&T Terrestrial 1.544 Mbps Local Channel service as described and defined in AT&T Tariff F.C.C. No. 11, as amended from time to time.

5.B.  Domestic Intrastate Services.  The following intrastate services are
      -----------------------------
      provided pursuant to AT&T's state tariffs governing such service:

      5.B.l. AT&T MEGACOM Service - Domestic as described and defined in AT&T Tariff F.C.C. No. 1, as amended from time to time.

      5.B.2. AT&T MEGACOM 800 Service (Domestic) as described and defined in AT&T Tariff F.C.C. No. 2, as amended from time to time.


                                      16

                         CONFIDENTIAL AND PROPRIETARY
                                    between
                                 AT&T and BCGI

-------------------                                                -------------
Customer's Initials                                                AT&T Initials

SECTION 6:  SERVICE RATES, TERMS AND CONDITIONS
            -----------------------------------

6.A.  Service Term.  The term of this Agreement is 12 months beginning with the
      -------------
      first day of the first full billing month within 30 days of the effective date of this Agreement (hereinafter referred to as the Customer's Initial Service Date, or ("CISD") for the Services provided under this Carrier Agreement. There is no renewal option.

6.B.  Minimum Volume Commitments
      --------------------------

      6.8.1.

6.C.  Usage Rates.  AT&T reserves the right to increase from time to time the
      -----------
      rates for the Services Provided under this Agreement, regardless of any provisions in this Agreement that would otherwise stabilize rates or limit rate increases, as a result of charges imposed on AT&T stemming from an order, rule or regulation of the Federal Communications Commission or a court having competent jurisdiction relating to compensation of payphone service providers. If necessary, revisions will be filed in this Agreement to reflect the actual rates. The Contract Prices for the Services Provided pursuant to this Agreement are as follows:

      6.C.1. The Contract price for the AT&T MEGACOM Service provided under this Agreement is the same as the undiscounted Recurring and Nonrecurring Rates and Charges specified for said Service in AT&T Tariff F.C.C. No. 1, as amended from time to time, except that the following usage rate, and the discounts specified in Section 6.D. of this Agreement, applies for AT&T MEGACOM Service-Domestic Interstate calls which originate at an IXC
      Switch: The Contract Price for AT&T MEGACOM Service- Domestic Interstate
      Service is     for the initial 18 seconds and       for each additional 6
      seconds or fraction thereof for all day parts and mileage bands. An IXC Switch is a telecommunications switch with the following characteristics
      (a) it is owned and operated by the Customer; (b) it has the capability to be used for the transmission of calls that are routed by a Local Exchange Carrier to the IXC Switch using Feature Group D access; (c) it is capable of interconnecting circuits or transferring calling between circuits; (d) it has a capacity of at least 100,000 access lines; and (e) it is used by Customer to provide Common Carriage service to end-users.

      6.C.2. The Contract price for the AT&T MEGACOM Service - International Calling Capability provided under this Agreement is the same as the undiscounted Recurring and Nonrecurring Rates and Charges specified for said Service in AT&T Tariff F.C.C. No. 1, as amended from time to time.

      6.C.3. The Contract price for the AT&T MEGACOM 800-Domestic Interstate Service provided under this Agreement is the same as the undiscounted Recurring and

                                      17

                         CONFIDENTIAL AND PROPRIETARY
                                    between
                                 AT&T and BCGI

-------------------                                                -------------
Customer's Initials                                                AT&T Initials

      Nonrecurring Rates and Charges specified for said Service in AT&T Tariff F.C.C. No. 1, as amended from time to time, except that the following usage rate, and the discounts specified in Section 6.D. of this Agreement, applies for AT&T MEGACOM 800 Service-Domestic Interstate calls which originate at an IXC Switch: The Contract Price for AT&T MEGACOM 800 Service-Domestic Interstate Service is $ per hour for all day parts and mileage bands. An IXC Switch is a telecommunications switch with the following characteristics: (a) it is owned and operated by the Customer;
      (b) it has the capability to be used for the transmission of calls that are routed by a Local Exchange Carrier to the IXC Switch using Feature Group D access; (c) it is capable of interconnecting circuits or transferring calling between circuits; (d) it has a capacity of at least 100,000 access lines; and (e) it is used by Customer to provide Common Carriage service to end-users.

      6.C.4. The Contract Price for ACCUNET T1.5 Access connection is the same as specified in AT&T Tariff F. C. C. No. 9, as amended from time to time.

      6.C.5. The Contract Price for AT&T Terrestrial 1.544 Mbps Local Channel Service is the same as specified in AT&T Tariff F. C. C. No. 11, as amended from time to time.

6.D.  Discounts.  Volume discounts applicable to the services provided pursuant
      ---------
      to this Agreement are as follows:

      6.D.1. The customer will receive one of the following tiered monthly discounts for AT&T MEGACOM Service - domestic gross usage in lieu of any other term plan or discounts.

      Monthly Domestic Gross Revenue            Discount
      ------------------------------            --------


      6.D.2. AT&T MEGACOM Services International Calling Capability as provided under this Agreement: The customer will receive the following monthly discounts for AT&T MEGACOM Services -International Calling Capability gross usage in lieu of any other term plan or discounts.

      Monthly International Gross Revenue         Discounts
      -----------------------------------         ---------

      6.D.3. The customer will receive one of the following tiered monthly discounts for AT&T MEGACOM 800 Service - domestic gross usage in lieu of any other term plan or discounts.

      Monthly Domestic Gross Revenue               Discount
      ------------------------------               --------

                                      18

                         CONFIDENTIAL AND PROPRIETARY
                                    between
                                 AT&T and BCGI

-------------------                                                -------------
Customer's Initials                                                AT&T Initials

6.E.  Additional Discounts, Credits, Waivers.
      --------------------------------------

      6.E.1.

      6.E.2.

      6.E.3.

6.F.  Classifications, Practices and Regulations.  Except as otherwise
      -------------------------------------------
      provided in this Agreement, the terms, conditions, regulations and charges for AT&T MEGACOM Service and International Calling Capability as set forth in AT&T Tariff F. C. C. No 1; for AT&T MEGACOM 800 Service as set forth in AT&T Tariff F. C. C. No 2, for Service Access Connections as w forth in AT&T Tariff F. C. C. No. 9; and for AT&T Terrestrial 1.544 Mbps Local Channel Service as set forth in AT&T Tariff F. C. C. No 11 apply, as these tariffs may be amended from time to time.

      6.F.1. The Customer may include usage from multiple Customer Premises to satisfy its volume commitments and qualify for discounts.

6.G.  Monitoring Conditions.  The Customer must satisfy the following Service
      ----------------------
      Requirements which will be monitored on each anniversary of the CISD. The Monitoring Period is the 12 months immediately preceding each anniversary of the CISD.

      6.G.1.  At least   % of the Customer's AT&T MEGACOM Service and AT&T
      MEGACOM 800 Service domestic usage provided under this Agreement, following CISD, must be interstate minutes of use.

      6.G.2. The Customer must have an Average Length of Call (ALOC) of at least minutes each for AT&T MEGACOM Service and AT&T MEGACOM 800 Service calls.

      If the Customer, during the Monitoring Period, has failed to satisfy any of the above Monitoring Conditions, AT&T will notify the Customer in writing of the specific failure(s) and the Customer will be billed and shall pay within 30 days an amount equal to 20% of all usage billed for the service to which each unfulfilled Monitoring Condition is applicable during the Monitoring Period.

6.H.  Discontinuance - In lieu of any Discontinuance With or Without Liability
      ---------------
      provisions that are specified in the AT&T Tariff F.C.C. Nos. 1, 2, 9, 11 and 14 the following provisions shall apply.

      6.H.l.  Discontinuance Without Termination Liability.  The Customer may
              --------------------------------------------
      discontinue this Agreement without incurring a Termination Charge as defined in Paragraph 6.I., below, prior to the end of the Agreement Term, provided the Customer

                                      19

                         CONFIDENTIAL AND PROPRIETARY
                                    between
                                 AT&T and BCGI

-------------------                                                -------------
Customer's Initials                                                AT&T Initials
     replaces this Agreement with another AT&T Carrier Agreement for AT&T Tariff F.C.C. Nos. 1 and 2 Services or equivalent services with revenue commitments greater than commitments under this Agreement and with a term equal or greater than the remaining term of this Agreement.

     6.H.2.  Termination Charge for Discontinuance Prior to End of Agreement
             ---------------------------------------------------------------
     Term.  If the Customer discontinues this Agreement prior to the expiration
     -----
     of the Agreement Term, or if AT&T terminates this Agreement or the service provided pursuant to this Agreement due to Customer's breach of this Agreement, prior to the expiration of the Agreement Term, the Customer will be billed for and shall pay within 30 days a Termination Charge. The Termination Charge will be an amount equal to 100% of the waived nonrecurring charges provided for in this Agreement at the time of discontinuance. Payment is due within 30 days.

                                      20

                         CONFIDENTIAL AND PROPRIETARY
                                    between
                                 AT&T and BCGI

-------------------                                                -------------
Customer's Initials                                                AT&T Initials

                                  SCHEDULE  A
================================================================================

International Usage Rates - AT&T MEGACOM Service-International Calling
-------------------------
Capabilities

1. Mexico Rate Schedule - This schedule applies to Customer dialed calls to stations in Mexico from the U.S. Mainland.

     (a). The following rates for calls between the U.S. Mainland and the point of connection at the international boundary apply for all days of the week including holidays.


The rates for Customer Dialed Person (DP), Operator Placed Station (OS) and Operator Placed Person-to-Person (OP) calls, (as defined in Section 24.1.2.B. 2.(a) of AT&T Tariff F.C.C. No. 27) between the point of connection at the international boundary and Mexico are as specified in Section 24.1.2.B.2. of AT&T Tariff F.C.C. No. 27.

The rates for calls between the point of connection at the international boundary and Mexico are as specified in AT&T F.C.C. Tariff No. 1, Section 3.2.4.L.5, as amended from time to time.


2.   All Other Countries - This schedule applies to Customer dialed calls to stations in All Other Countries from the U.S.
                           Mainland.

                                      21

                         CONFIDENTIAL AND PROPRIETARY
                                    between
                                 AT&T and BCGI

-------------------                                                -------------
Customer's Initials                                                AT&T Initials